Exhibit 10.1

SALE AGREEMENT

dated as of March 31, 2016

and effective as of the initial Lease Closing Date

among

THE SELLERS IDENTIFIED ON THE SIGNATURE PAGES HERETO AS SELLERS,

as Sellers

and

[                    ],

as Buyer

SALE AGREEMENT

This SALE AGREEMENT, dated as of March 31, 2016 and effective as of the initial Lease Closing Date (this “Agreement”), is among THE PERSONS IDENTIFIED ON THE SIGNATURE PAGES HERETO AS SELLERS, as sellers (collectively, the “Sellers” and, each, a “Seller”), and [                    ], as buyer (the “Buyer”).

W I T N E S S E T H:

WHEREAS, each Seller wishes to sell and the Buyer wishes to purchase the equipment identified on Schedule I hereto related to such Seller, together with any replacement parts and repairs for any such equipment that continues to be serialized on the same serial record that is maintained and continued as exists as of the date hereof (collectively with respect to all of the Sellers, the “Equipment”), pursuant to and in accordance with the terms hereof;

WHEREAS, the Buyer has agreed to pay to each Seller the related Purchase Price in accordance with the terms hereof;

WHEREAS, pursuant to that certain Master Lease Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “Master Lease Agreement”), by and among the Sellers, the other lessees party thereto, the Buyer and the other lessors party thereto, as supplemented by each Equipment Lease Schedule (the Master Lease Agreement together with each Equipment Lease Schedule, collectively, the “Equipment Leases” and, each, an “Equipment Lease”), Buyer will on the initial Lease Closing Date commence leasing the applicable Equipment to the relevant Seller;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS AND RELATED MATTERS

SECTION 1.1 Defined Terms. In this Agreement, capitalized terms not otherwise defined herein have the meaning provided for such terms in Appendix A to the Master Lease Agreement. In addition, the following terms used herein have the meanings indicated below:

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Agreement” shall have the meaning provided in the preamble of this Agreement.

“Applicable Parties” means each of (i) the Senior Administrative Agent, if the Senior Loan is outstanding, (ii) the Tranche A Administrative Agent, if the Tranche A Loan is outstanding, (iii) the Tranche B Administrative Agent, if the Tranche B Loan is outstanding and (iv) the Tranche C Administrative Agent, if the Tranche C Loan is outstanding.

“Buyer” shall have the meaning provided in the preamble of this Agreement.

“Collections” means all cash collections and other proceeds in respect of the Equipment, including, without limitation or duplication, any (i) Rental Payments (including interest payments and principal payments as part of rental payments), guaranty payments, prepayments, amendment fees, prepayment fees and waiver fees payable with respect to the Master Lease Agreement, (ii) any payments made in respect of the Guaranty, (iii) sale proceeds and (iv) other amounts received in respect thereof.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Eligible Equipment” shall have the meaning provided in the Senior Credit Agreement.

“Equipment” shall have the meaning provided in the preamble of this Agreement.

“Equipment Lease” shall have the meaning provided in the preamble of this Agreement.

“Indemnified Amount” shall have the meaning provided in Section 5.1(a) of this Agreement.

“Indemnified Party” shall have the meaning provided in Section 5.1(a) of this Agreement.

“Investment Company Act” means the Investment Company Act of 1940, as amended.

“Master Lease Agreement” shall have the meaning provided in the preamble of this Agreement.

“Patriot Act” shall mean the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)).

“Purchase Price” means, with respect to each Seller, the amount set forth on Schedule II hereto.

“Seller” shall have the meaning provided in the preamble of this Agreement.

“Servicer” means Portfolio Financial Servicing Company.

“Servicing Agreement” means the servicing agreement, dated as of the date hereof, among the clients party thereto and the Servicer.

“Servicing Report” shall have the meaning provided in the Servicing Agreement.

“Tax Matters Agreement” shall mean that certain Tax Matters Agreement, dated as of March 31, 2016 and effective as of the initial Lease Closing Date, among 48 Wall St. Holdco Services, Inc., Sprint Corporation, the lenders party thereto and the borrowers party thereto.

“Termination Date” means the date on which the Master Lease Agreement is terminated.

“Transaction Documents” means, collectively, the Loan Documents, this Agreement, the Purchase Agreement, the Master Lease Agreement, those certain unsecured promissory notes dated as of March 31, 2016 and effective as of the initial Lease Closing Date, made by a Lessor in favor of a Lessee and any amendment, waiver, supplement or other modification to any of the foregoing.

“Unsecured Note” shall have the meaning provided in Section 2.2(b) of this Agreement.

SECTION 1.2 Other Interpretive Matters. The interpretation of this Agreement, unless otherwise specified, is subject to Section 1.2 of the Master Lease Agreement.

ARTICLE II

AGREEMENT TO PURCHASE AND SELL

SECTION 2.1 Purchase and Sale. Upon the terms and subject to the conditions set forth in this Agreement, on the initial Lease Closing Date, each Seller, severally and for itself, hereby sells to the Buyer, and, in consideration of the payment of the related Purchase Price, the Buyer hereby purchases from such Seller, all of such Seller’s right, title and interest in, to and under the Equipment related to such Seller as set forth on Schedule I hereto.

SECTION 2.2 Purchase Price. With respect to each Seller, the Purchase Price for the Equipment sold by such Seller to the Buyer on the initial Lease Closing Date shall be paid by the Buyer to such Seller as follows:

(a) on the initial Lease Closing Date, the Buyer shall pay to such Seller a portion of the related Purchase Price in cash as set forth on Schedule II hereto; and

(b) the remaining portion of the related Purchase Price shall be paid by the Buyer by the issuance of an unsecured subordinated promissory note in the form of Annex I to this Agreement (each, an “Unsecured Note”). The Buyer hereby agrees that if it intends to issue an Unsecured Note that has any changes from the form attached hereto as Annex I to this Agreement other than the insertions of the applicable date, the principal amount and the identity and address of the related holder, the Buyer shall obtain prior written consent of the Applicable Parties to such change prior to issuing such Unsecured Note.

SECTION 2.3 No Recourse. Except as specifically provided in this Agreement, the sale, transfer and assignment of the Equipment pursuant to this Agreement is irrevocable and without recourse to any Seller, except as expressly stated herein.

SECTION 2.4 Intention of the Parties.

(a) All parties hereto intend for the transaction contemplated by this Agreement to be an absolute sale.

(b) In the event, however, that notwithstanding the intent expressed in Section 2.4(a) above, any sale, transfer and assignment contemplated by this Agreement is determined not to be a sale of the related Equipment by any Seller to Buyer, each Seller does hereby grant to the related Buyer a first priority perfected security interest in all of such Seller’s now or hereafter existing right, title and interest in, to and under the related Equipment and all income and proceeds thereof, and agrees that this Agreement shall constitute a security agreement under applicable Law. Each Seller hereby authorizes the Buyer, or its respective designees to file one or more (i) UCC financing statements naming the applicable Seller as “debtor” and the Buyer as “secured party” in each jurisdiction that the Buyer deems necessary in order to protect its security interests in such Equipment, (ii) continuation statements, and (iii) amendments thereto and assignments thereof, relative to all or any of the Equipment now existing or hereafter arising in the name of such Seller. For U.S. federal, state and local income tax purposes the Sellers and Buyer shall treat this Agreement and the transactions described herein in the manner provided in the Tax Matters Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

SECTION 3.1 Mutual Representations and Warranties. Each Seller represents and warrants to the Buyer, and the Buyer represents and warrants to the Sellers, as of the date hereof and the initial Lease Closing Date, as follows:

(a) Organization and Good Standing. It has been duly organized or incorporated in, and is validly existing as a corporation, exempted company, partnership or limited liability company, as applicable in good standing under the Laws of its jurisdiction of organization or incorporation, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted and will be conducted, except to the extent that such failure could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b) Due Qualification. It is duly qualified to do business as a foreign organization in good standing, if applicable, and has obtained all necessary qualifications, licenses and approvals, in all jurisdictions in which its ownership or lease of property or the conduct of its business (including its obligations under this Agreement) requires such qualifications, licenses or approvals, except where the failure to be in good standing or to hold any such qualifications, licenses and approvals could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(c) Power and Authority; Due Authorization. It (i) has all necessary power and authority to (A) execute and deliver this Agreement and (B) carry out the terms of and perform its obligations under this Agreement, (ii) has duly authorized by all necessary corporate, partnership or limited liability company action, as applicable, the execution, delivery and performance of this Agreement, and (iii) has duly authorized, executed and delivered this Agreement.

(d) Binding Obligations. This Agreement constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(e) No Violation. The consummation of the transactions contemplated by this Agreement and the due execution, delivery and performance by it of the terms hereof will not (i) violate or result in a default under, (A) its articles or certificate of incorporation, memorandum and articles of association, by-laws, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents, as applicable or (B) any material indenture, agreement or instrument binding on it, (ii) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or instrument, except for any Lien that arises under the Transaction Documents, or (iii) violate in any material respect any Law applicable to it or any of its properties.

(f) Bulk Sales Act. No transaction contemplated hereby requires compliance by it with any bulk sales act or similar Law.

(g) No Proceedings. There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to its Knowledge, threatened in writing against it as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or seeking to prevent the consummation of the purposes of this Agreement or the transactions contemplated hereby.

(h) Licenses and Approvals. No license, authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for its due execution, delivery and performance of this Agreement or the transactions contemplated hereby, in each case, that has not been made or obtained other than registrations and notifications that are permitted to be obtained after the date hereof, which it shall obtain or cause to be obtained within the statutorily prescribed timeframe.

SECTION 3.2 Additional Representations and Warranties of the Sellers. Each Seller represents and warrants to the Buyer as of the date hereof and the initial Lease Closing Date, as follows:

(a) Valid Sale. This Agreement constitutes an absolute and irrevocable sale of the related Equipment to the Buyer.

(b) Use of Proceeds. The use of all funds obtained by it under this Agreement will not conflict with or contravene any of Regulations T, U and X promulgated by the Board of Governors of the Federal Reserve System.

(c) Quality of Title. Prior to its sale to the Buyer hereunder, the related Equipment is owned by it free and clear of any Liens (other than Permitted Equipment Liens); when the Buyer purchases such Equipment, the Buyer shall have acquired it for fair consideration and reasonably equivalent value, free and clear of any Liens (other than Permitted

Equipment Liens) and no valid effective financing statement or other instrument similar in effect covering any such Equipment is on file in any recording office, except such as may be filed in connection with any Permitted Equipment Liens created under the Loan Documents.

(d) UCC Details. Its true legal name as registered in the sole jurisdiction in which it is organized and the jurisdiction of such organization are specified in Schedule III and its chief executive office is at the address specified in Schedule III (or at such other location, notified to the Buyer, the Senior Security Agent, the Tranche A Security Agent, the Tranche B Security Agent and the Tranche C Security Agent). It has never had any, trade names, fictitious names, assumed names or “doing business as” names and is “located” in the jurisdiction specified in Schedule III for purposes of Section 9-307 of the UCC. It is organized in only a single jurisdiction.

(e) Investment Company Act. It is not an “investment company” as defined in, or subject to regulation under, the Investment Company Act.

(f) Tax Returns and Payments. It has filed all federal income tax returns and all other material tax returns that are required to be filed by it and has paid all taxes due pursuant to such returns or pursuant to any assessment received by it, except (i) for any such taxes or assessments, if any, that are being appropriately contested in good faith by appropriate proceedings and with respect to which adequate reserves in conformity with GAAP have been provided or (ii) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect. No tax lien has been filed, and, to its Knowledge, no claim is being asserted, with respect to any such tax or assessment that could reasonably be expected to result in a Material Adverse Effect.

(g) Software Licenses. The execution, delivery and performance of this Agreement do not infringe any licenses or other agreements for the use of the software connected to the Equipment.

(h) [Reserved].

(i) [Reserved].

(j) Disclosure. None of the reports or other information contained in the Data Room taken together with any information contained in the public filings made by Sprint with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading.

(k) No Sanctions. None of it nor any of its directors or officers: (i) is a Restricted Party; (ii) has received written notice of any claim, action, suit, proceeding or investigation against it with respect to Sanctions by any Sanctions Authority, (iii) directly or indirectly, is conducting any trade, business or other activities with or for the benefit of any Sanctioned Person, or (iv) is or ever has been in breach of or subject to any claim, action, suit, proceeding or investigation with respect to Sanctions.

(l) Perfection. The security interests in the related Equipment granted by such Seller to the Buyer hereunder in the event any sale, transfer and assignment contemplated by this Agreement is determined not to be a sale of the related Equipment by any Seller to Buyer constitute valid security interests in such Equipment, securing the prompt and full payment and performance as and when due of any and all obligations of such Seller to Buyer under this Agreement, now existing or hereafter created.

Upon the filing of the UCC financing statement, naming such Seller as “debtor”, naming the Buyer as “secured party” and describing the related Equipment, in the filing office of the state of formation of such Seller, the security interests in such Equipment granted by such Seller to the Buyer will constitute a perfected security interest therein, prior to all other Liens; and

Other than the security interest granted to the Buyer hereunder, it has not, other than the Permitted Equipment Liens, pledged, assigned, sold, granted a security interest in or otherwise conveyed any of the related Equipment. Except in connection with Permitted Equipment Liens pursuant to the Loan Documents, it has not authorized the filing of or is aware of any financing statements against it that include a description of collateral covering such Equipment other than any financing statement that has been terminated and/or fully and validly assigned to it on or prior to the date hereof.

(m) Eligible Equipment. All Equipment transferred by such Seller hereunder is Eligible Equipment.

SECTION 3.3 Additional Representations and Warranties of the Buyer. Buyer represents and warrants to the Sellers as of the date hereof and the initial Lease Closing Date that it is not an “investment company” under (and as defined in) the Investment Company Act.

ARTICLE IV

GENERAL COVENANTS

SECTION 4.1 Mutual Covenants. At all times from the date hereof to the Termination Date, each Seller and the Buyer shall:

(a) [Reserved].

(b) Preservation of Existence. Except as expressly permitted by Sections 4.2(f) or 4.2(g) with respect to the Sellers, preserve and maintain its existence, rights, franchises and privileges in the jurisdiction of its organization, and qualify and remain qualified in good standing in each jurisdiction except where the failure to qualify or preserve and maintain such existence, rights, franchises, privileges and qualification could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(c) [Reserved].

(d) Books and Records. Maintain proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities will be made.

(e) Servicing Information. With respect to the Buyer, provide to the Servicer all data and other information necessary to permit the Servicer to prepare and deliver each Servicing Report in accordance with and at the times required under the Servicing Agreement and to otherwise perform its obligations under the Servicing Agreement.

(f) Notices. With respect to the Buyer, promptly (and, in any case, within five (5) business days after obtaining Knowledge thereof) notify Sellers of the existence of any Default or Event of Default, in each case, as defined in each of the Senior Credit Agreement, the Tranche A Second Lien Loan Agreement, the Tranche B Third Lien Loan Agreement and the Tranche C Fourth Lien Loan Agreement.

SECTION 4.2 Additional Covenants of the Sellers. At all times from the date hereof to the Termination Date, each Seller shall:

(a) Evidence of Purchase. Maintain its accounting records to evidence that the related Equipment have been irrevocably transferred to the Buyer in accordance with this Agreement.

(b) Location of Records. Keep its chief executive office and principal place of business at the address of such Seller referred to in Schedule III or, upon thirty (30) days’ prior written notice to the Buyer, the Senior Security Agent, the Tranche A Security Agent, the Tranche B Security Agent and the Tranche C Security Agent, at such other locations in jurisdictions where all action required under the Master Lease Agreement shall have been taken and completed.

(c) Continuation Statements. Authorize and deliver and file or cause to be filed appropriate continuation statements not earlier than six months and not later than one month prior to the fifth anniversary of the date of filing of the financing statements filed in connection with the initial Lease Closing Date or any other financing statement filed pursuant to this Agreement, in each case naming such Seller as debtor, if the Termination Date shall not have occurred.

(d) Further Assurances. From time to time, at its expense, promptly execute and deliver all further instruments and documents, and take all further action that the Buyer or any of its assignees or pledgees under the Transaction Documents may reasonably request in order to perfect, protect or more fully evidence the purchases, sales and assignments and security interests hereunder, or to enable the Buyer or any such assignee or pledgees to exercise or enforce any of its respective rights with respect to the Equipment. Without limiting the generality of the foregoing, each Seller will upon the request of the Buyer or any of its assignees under the Transaction Documents authorize and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate.

(e) Tax Matters. Pay and discharge, or cause the payment and discharge of, all taxes of such Seller when due and payable, except (x) such as may be paid thereafter without penalty, (y) such as may be contested in good faith by appropriate proceeding and for which an adequate reserve has been established and is maintained in accordance with GAAP or (iii) where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

(f) Mergers, Sales, Etc. Not consolidate or merge with or into any other Person or sell, lease or transfer all or substantially any portion of its property and assets, or agree to do any of the foregoing, except that (i) any Seller can merge with or consolidate into, or sell all or substantially all of its assets to another Seller, (ii) any Seller can merge with or consolidate into, or sell all or substantially all of its assets to any Person that is a Subsidiary of Sprint, so long as such Person assumes all of the Seller’s obligations under this Agreement and the Master Lease Agreement, (iii) any Person can merge into or consolidate with, or sell all or substantially all of its assets to any Seller, and (iv) any Seller can merge with or consolidate into, or sell all or substantially all of its assets to any Person other than a Seller so long as (A) the Buyer and the Applicable Parties shall have received 30 days’ prior written notice thereof, (B) no Lease Event of Default or Lease Default has occurred and is continuing or would result immediately after giving effect thereto, (C) the Buyer and the Applicable Parties shall have consented in writing thereto, if the resulting entity following such merger, consolidation or other restructuring is any Person other than such Seller and (D) the Buyer and the Applicable Parties receive such additional certifications as the Buyer or the Applicable Parties, respectively, shall reasonably request. Within ten (10) Business Days thereof, the Seller shall provide written notice to each of the Buyer, the Senior Security Agent, the Tranche A Security Agent, the Tranche B Security Agent and the Tranche C Security Agent of any such merger or consolidation.

(g) Change in Organization, Etc. Not change its jurisdiction of organization or incorporation or its name, identity or corporate organization structure or make any other change such that any financing statement filed or other action taken to perfect the Buyer’s interests hereunder would become seriously misleading or would otherwise be rendered ineffective unless such Seller shall have given the Buyer and the Applicable Parties not less than 30 days’ prior written notice of such change and such Seller shall have taken all action necessary or desirable to continue to perfect the Buyer’s (or its assignees’ or pledgees’) interests hereunder.

(h) Compliance with Laws and Agreements. Comply with all applicable Laws, regulations, policies and orders of any Governmental Authority applicable to it, its property or its performance under this Agreement (including, without limitation, all applicable telecommunication, national security and FCC regulations, the U.S. Foreign Corrupt Practices Act and international anti-money laundering laws applicable to it) except where the failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

ARTICLE V

INDEMNIFICATION

SECTION 5.1 Indemnities by the Sellers.

(a) General Indemnity. Without limiting any other rights which any such Person may have hereunder or under applicable Law, each Seller agrees to indemnify and hold harmless the Buyer, and any of Buyer’s respective successors, assigns, creditors (including any agent for a group of creditors; provided that the obligation to indemnify the expenses of any such agent under this Section 5.1(a) shall be limited to the expenses of two agents for each class of creditors) and pledgees and their respective employees, officers, directors and equityholders (each an “Indemnified Party”), forthwith on demand, from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable and documented attorneys’ fees and disbursements (all of the foregoing being collectively referred to as “Indemnified Amounts”) awarded against or incurred by any of them arising out of, relating to or in connection with this Agreement, any of the transactions contemplated thereby, or otherwise arising out of or relating to or resulting from the actions or inactions of such Seller, provided, however, notwithstanding anything to the contrary in this Article V, excluding Indemnified Amounts solely to the extent (x) resulting from the gross negligence or willful misconduct on the part of such Indemnified Party as determined by a final non-appealable judgment by a court of competent jurisdiction or (y) resulting from a claim brought by such Seller against an Indemnified Party for breach of such Indemnified Party’s obligations under any Loan Document as determined by a final non-appealable judgment by a court of competent jurisdiction. Without limiting the foregoing, such Seller shall indemnify, subject to the express limitations set forth in this Section 5.1, and hold harmless each Indemnified Party for any and all Indemnified Amounts arising out of, relating to or resulting from:

(i) the transfer by such Seller of any interest in the related Equipment;

(ii) any representation or warranty made by such Seller under or in connection with this Agreement or any other information or report delivered by or on behalf of such Seller pursuant hereto, which shall have been untrue, false or incorrect when made or deemed made;

(iii) the lack of an enforceable ownership interest, or a first priority perfected security interest, in the related Equipment against all Persons (including any bankruptcy trustee or similar Person);

(iv) any suit or claim related to the related Equipment (including any products liability or Environmental Liability claim);

(v) failure by such Seller to comply with the “bulk sales” or analogous laws of any jurisdiction; or

(vi) any loss arising, directly or indirectly, as a result of the imposition of sales or as a result of the imposition of sales, use, transfer, goods and services, registration, stamp, recording, documentary, and similar taxes or the failure by such Seller to timely collect and remit to the appropriate authority any such taxes.

ARTICLE VI

MISCELLANEOUS

SECTION 6.1 Amendments, etc. No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by the Buyer therefrom, shall in any event be effective unless the same shall be in writing and signed by each of the Buyer, the applicable Seller, and the Applicable Parties.

SECTION 6.2 No Waiver; Remedies. No failure on the part of any Party hereto to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by Law.

SECTION 6.3 Notices, Etc. The provisions of Section 11.3 of the Master Lease Agreement shall apply as if fully set forth herein.

SECTION 6.4 Binding Effect; Assignment. The parties to this Agreement may not assign any rights under this Agreement, except with the consent of the other parties to this Agreement; provided, that, the Buyer may pledge and collaterally assign its rights under this Agreement to the Senior Security Agent under the Senior Security Agreement, to the Tranche A Security Agent under the Tranche A Security Agreement, to the Tranche B Security Agent under the Tranche B Security Agreement and to the Tranche C Security Agent under the Tranche C Security Agreement. Furthermore, the Buyer may assign all of its rights under this Agreement to the purchaser identified in the Purchase Agreement or otherwise in accordance with this Agreement.

SECTION 6.5 Third Party Rights. This Agreement shall, to the extent provided herein, inure to the benefit of the Buyer and Buyer’s successors, assignees and pledgees. Each Party hereto acknowledges that Buyer’s rights under this Agreement may be assigned, and consents to such assignment and to the exercise of those rights directly by any such assignee. Each Party hereto acknowledges that each of the Senior Administrative Agent (and any assignee thereof), the Tranche A Administrative Agent (and any assignee thereof), the Tranche B Administrative Agent (and any assignee thereof), the Tranche C Administrative Agent (and any assignee thereof), the Senior Security Agent (and any assignee thereof) (for and on behalf of it and the other Credit Parties (as defined in the Senior Credit Agreement)), the Tranche A Security Agent (and any assignee thereof) (for and on behalf of it and the other Credit Parties (as defined in the Tranche A Second Lien Loan Agreement)), the Tranche B Security Agent (and any assignee thereof) (for and on behalf of it and the other Credit Parties (as defined in the Tranche B Third Lien Loan Agreement)) and the Tranche C Security Agent (for and on behalf of it and the other Credit Parties (as defined in the Tranche C Fourth Lien Loan Agreement)) shall be express third party beneficiaries of this Agreement, with the right to enforce any provisions of this Agreement as if it were a direct party hereto. Each Seller hereby consents to the exercise of remedies by Buyer and Buyer’s successors, assignees, and pledgees upon the occurrence and during the continuance of any Lease Event of Default. NO SELLER SHALL ASSIGN, DELEGATE, TRANSFER OR ENCUMBER ANY OF ITS RIGHTS OR OBLIGATIONS HEREUNDER.

SECTION 6.6 Survival. The rights and remedies with respect to any breach of any representation and warranty made by any Seller or the Buyer pursuant to Article III and the provisions of Sections 5.1, 6.4, 6.5, this Section 6.6, 6.8, 6.9, 6.10, 6.11, and 6.12 shall survive any termination of this Agreement.

SECTION 6.7 Costs and Expenses. Each Party agrees to pay its own out-of-pocket costs and expenses incurred in connection with the negotiation, preparation, execution and delivery of any amendment of or consent or waiver under this Agreement.

SECTION 6.8 Execution in Counterparts; Integration. This Agreement may be executed in any number of counterparts and by the different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Executed counterparts may be delivered electronically. This Agreement, together with the other Transaction Documents, contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire understanding among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.

SECTION 6.9 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT WITHOUT REGARD TO ANY OTHER CONFLICT OF LAWS PROVISIONS THEREOF.

SECTION 6.10 Waiver of Jury Trial. EACH SELLER AND THE BUYER HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY AMENDMENT, INSTRUMENT OR DOCUMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY BANKING OR OTHER RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT A JURY.

SECTION 6.11 Consent to Jurisdiction; Waiver of Immunities. EACH SELLER AND THE BUYER HEREBY ACKNOWLEDGES AND AGREES THAT:

(a) IT IRREVOCABLY (i) SUBMITS TO THE JURISDICTION, FIRST, OF ANY UNITED STATES FEDERAL COURT, AND SECOND, IF FEDERAL JURISDICTION IS NOT AVAILABLE, OF ANY NEW YORK STATE COURT, IN EITHER CASE SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, (ii) AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED ONLY IN SUCH NEW YORK STATE OR FEDERAL COURT AND NOT IN ANY OTHER COURT, AND (iii) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING.

(b) TO THE EXTENT THAT IT HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM THE JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID TO EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, IT HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER OR IN CONNECTION WITH THIS AGREEMENT.

SECTION 6.12 No Proceedings. The provisions of Section 11.10 of the Master Lease Agreement shall apply as if fully set forth herein.

SECTION 6.13 Severability. Any provisions of this Agreement that are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective duly authorized signatories, as of the date first above written.

SELLERS:

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By:
Name:
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By:
Name:
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as Buyer

By:
Name:
Title: